Exhibit 99.1
November 6, 2017
BroadSoft Reports Third Quarter 2017 Financial Results
GAITHERSBURG, MD, November 6, 2017 - BroadSoft, Inc. (NASDAQ:BSFT), a global market leader in cloud business software for unified communication as a service (UCaaS), and provider of team collaboration and contact center as a service (CCaaS), today announced financial results for the quarter ended September 30, 2017.
Financial Highlights for the Third Quarter of 2017

•	Total revenue increased 9% year-over-year to $91.5 million

•	GAAP gross profit equaled 71% of total revenue; non-GAAP gross profit equaled 75% of total revenue

•	GAAP income from operations totaled $0.6 million; non-GAAP income from operations totaled $16.8 million or 18% of revenue

•	GAAP basic and diluted net loss per share equaled $(0.09) per common share; non-GAAP diluted earnings per share equaled $0.38 per common share
Results for the three months ended September 30, 2017
Total revenue rose to $91.5 million in the third quarter of 2017, an increase of 9% compared to $84.1 million in the third quarter of 2016.
Net loss for the third quarter of 2017 was $(2.7) million, or $(0.09) per basic and diluted common share, compared to net loss of $(0.6) million, or $(0.02) per basic and diluted common share in the third quarter of 2016.
On a non-GAAP basis, net income in the third quarter of 2017 was $12.4 million, or $0.38 per diluted common share, compared to non-GAAP net income of $12.7 million, or $0.40 per diluted common share, in the third quarter of 2016.
Results for the nine months ended September 30, 2017
Total revenue rose to $259.9 million for the first nine months of 2017, an increase of 9% compared to $239.0 million for the first nine months of 2016.
Net loss for the first nine months of 2017 was $(16.2) million, or $(0.53) per basic and diluted common share, compared to a net loss of $(5.0) million, or $(0.17) per basic and diluted common share for the first nine months of 2016.
On a non-GAAP basis, net income for the first nine months of 2017 was $27.0 million, or $0.84 per diluted common share, compared to non-GAAP net income of $33.0 million, or $1.08 per diluted common share, for the first nine months of 2016.
Conference Call
As previously announced on October 23, 2017, the Company has entered into a merger agreement with Cisco Systems, Inc. ("Cisco") under which Cisco will acquire the Company for $55.00 per share in an all-cash transaction. The acquisition is expected to close during the first quarter of calendar year 2018, subject to customary closing conditions and regulatory review.
Due to the pending merger, the Company will not be updating its outlook for fiscal 2017 and will not be hosting a conference call for its third quarter 2017 business results.
Non-GAAP Methodology Change
In the third quarter of 2017, we changed our method of calculating our non-GAAP provision for income taxes in accordance with the SEC's Non-GAAP Financial Measures Compliance and Disclosure Interpretation. To assist investors to better understand the change, we are providing the calculations under our new method and the prior method - please see "Reconciliation of Non-GAAP Financial Measures" below.
The "New Method" consists of current and deferred income tax expense commensurate with the non-GAAP measure of profitability utilizing our projected effective long-term statutory tax rate (i.e. the rate we expect to be applicable to us after we implement our planned international restructuring and without giving effect to the merger with Cisco). We currently believe this effective long-term statutory tax rate will be approximately 26% of Non-GAAP pre-tax income. The "Prior Method" consists of current and deferred income tax expense commensurate with our cash income tax rate. We believe our long-term effective GAAP tax rate will be lower than the U.S. statutory tax rate based upon the planned restructuring (and without giving effect to the merger).

Non-GAAP financial measures:
BroadSoft has provided in this release financial information that has not been prepared in accordance with generally accepted accounting principles, or GAAP. BroadSoft uses these non-GAAP financial measures internally in analyzing its financial results and believes they are useful to investors, as a supplement to GAAP measures, in evaluating BroadSoft’s ongoing operational performance. BroadSoft’s management regularly uses these non-GAAP financial measures to understand and manage its business and believes these non-GAAP financial measures provide meaningful supplemental information regarding BroadSoft’s performance by excluding certain non-cash expenses, and may include additional adjustments for items that are infrequent in nature. BroadSoft believes the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing its financial results with other companies in BroadSoft’s industry, many of which present similar non-GAAP financial measures to investors. A reconciliation of the non-GAAP financial measures included in this release and to be discussed on this morning’s teleconference to the most directly comparable GAAP financial measures is set forth below.
Non-GAAP cost of revenue, license software cost of revenue, subscription and maintenance cost of revenue and professional services and other cost of revenue. We define non-GAAP cost of revenue as a cost of revenue less stock-based compensation expense and amortization expense for acquired intangible assets. We consider non-GAAP cost of revenue to be a useful metric for management and our investors because it excludes the effect of certain non-cash expenses so management and investors can compare our cost of revenue over multiple periods.
Non-GAAP gross profit, license software gross profit, subscription and maintenance support gross profit and professional services and other gross profit. We define non-GAAP gross profit as gross profit plus stock-based compensation expense and amortization expense for acquired intangible assets. We consider non-GAAP gross profit to be a useful metric for management and our investors because it excludes the effect of certain non-cash expenses so management and investors can compare our sales margins over multiple periods.
Non-GAAP income from operations. We define non-GAAP operating income as income from operations plus stock-based compensation expense and amortization expense for acquired intangible assets. We consider non-GAAP operating income to be a useful metric for management and investors because it excludes the effect of certain non-cash expenses so management and investors can compare our core business operating results over multiple periods.
Non-GAAP operating expenses, sales and marketing expense, research and development expense and general and administrative expense. We define non-GAAP operating expenses as operating expense plus stock-based compensation expense allocated to sales and marketing, research and development and general and administrative expenses. Similarly, we define non-GAAP sales and marketing, research and development and general and administrative expenses as the relevant GAAP measure plus stock-based compensation expense allocated to the particular expense item.
Non-GAAP net income and net income per share. We define non-GAAP net income as net income plus stock-based compensation expense, amortization expense for acquired intangible assets, non-cash interest expense on our convertible senior notes, foreign currency transaction gains and losses adjusted for our non-GAAP tax provision, which is our estimated current and deferred income tax expense commensurate with the non-GAAP measure of profitability utilizing our projected effective long-term statutory tax rate to which we expect that we will be subject after we implement our expected reorganization of our international operations (and without giving effect to the Merger). We define non-GAAP income per share as non-GAAP net income divided by the weighted average shares outstanding.
The presentation of non-GAAP net income, non-GAAP net income per share, non-GAAP gross margin, non-GAAP income from operations, and other non-GAAP financial measures in this release and on this morning’s teleconference is not meant to be a substitute for “net income,” “net income per share,” “gross margin,” “income from operations” or other financial measures presented in accordance with GAAP, but rather should be evaluated in conjunction with such data. BroadSoft’s definition of “non-GAAP net income,” “non-GAAP net income per share,” “non-GAAP gross margin,” “non-GAAP income from operations” and other non-GAAP financial measures may differ from similarly titled non-GAAP measures used by other companies and may differ from period to period. In reporting non-GAAP measures in the future, management may make other adjustments for expenses and gains it does not consider reflective of core operating performance in a particular period and may modify “non-GAAP net income,” “non-GAAP net income per share,” “non-GAAP gross margin,” “non-GAAP income from operations” and such other non-GAAP measures by excluding these expenses and gains.
Forward-Looking Statements
This press release may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements may be identified by their use of terms and phrases such as “anticipate,” “expect,” “will,” “believe,” “continue” and other similar terms and phrases. The outcome of the events described in these forward-

looking statements is subject to known and unknown risks, uncertainties and other factors that could cause actual results to differ materially from the results anticipated by these forward-looking statements, including, but not limited to: BroadSoft's ability to expand its BroadCloud offering geographically and increase the associated recurring service revenue; BroadSoft’s dependence on the success of BroadWorks and on its service provider customers to sell services using its applications; BroadSoft’s dependence in large part on service providers’ continued deployment of, and investment in, their IP-based networks; claims that BroadSoft infringes the intellectual property rights of others; BroadSoft’s ability to integrate and achieve the expected benefits from its recent acquisitions; and BroadSoft’s ability to expand its product offerings, as well as those factors contained in the “Risk Factors” sections of BroadSoft’s Form 10-K for the year ended December 31, 2016 filed with the SEC on February 23, 2017, and in BroadSoft’s other filings with the SEC. All information in this release is as of November 6, 2017. Except as required by law, BroadSoft undertakes no obligation to update publicly any forward-looking statement made herein for any reason to conform the statement to actual results or changes in BroadSoft’s expectations.
About BroadSoft
BroadSoft is the technology innovator in cloud PBX, unified communications, collaboration, and contact center solutions for businesses and service providers across 80 countries. We are the market share leader for cloud unified communications with an open, mobile and secure platform trusted by 25 of the world's top 30 service providers by revenue. Our BroadSoft Business application suite empowers users and teams to share ideas and work simply to achieve breakthrough performance.
Financial Statements
The financial statements set forth below are not the complete set of BroadSoft’s financial statements for the quarter and the year and are presented below without footnotes. Readers are encouraged to obtain and carefully review BroadSoft’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2017, including all financial statements contained therein and the footnotes thereto, once the report is filed with the SEC. Once filed with the SEC, the Form 10-Q may be retrieved from the SEC’s website at www.sec.gov or from BroadSoft’s website at www.broadsoft.com.

Contact Information
For further information contact:

Investor Relations:
Chris Martin
+1-561-404-2130
cmartin@broadsoft.com

Media Contact:
Niaobh Levestam
+240-720-9643
nlevestam@broadsoft.com

BSFT-F

BroadSoft, Inc.
CONSOLIDATED BALANCE SHEETS
(in thousands, except share and per share data)

	September 30, 2017	December 31, 2016
	(Unaudited)
Assets:
Current assets:
Cash and cash equivalents	$129,546	$82,993
Short-term investments	241,521	136,428
Accounts receivable, net of allowance for doubtful accounts of $240 and $108 at September 30, 2017 and December 31, 2016, respectively	109,086	121,817
Other current assets	30,295	17,431
Total current assets	510,448	358,669
Long-term assets:
Property and equipment, net	29,409	22,626
Long-term investments	25,221	144,159
Intangible assets, net	23,246	27,839
Goodwill	85,559	82,758
Deferred tax assets	31,929	7,042
Other long-term assets	8,354	8,107
Total long-term assets	203,718	292,531
Total assets	$714,166	$651,200
Liabilities and stockholders’ equity:
Current liabilities:
Current portion of convertible senior notes	$65,787	$—
Accounts payable and accrued expenses	41,002	33,854
Deferred revenue, current portion	86,764	97,037
Total current liabilities	193,553	130,891
Convertible senior notes	145,339	201,015
Deferred revenue	10,582	12,152
Other long-term liabilities	9,477	5,908
Total liabilities	$358,951	$349,966
Commitments and contingencies
Stockholders’ equity:
Preferred stock, $0.01 par value per share; 5,000,000 shares authorized at September 30, 2017 and December 31, 2016; no shares issued and outstanding at September 30, 2017 and December 31, 2016	—	—
Common stock, par value $0.01 per share; 100,000,000 shares authorized at September 30, 2017 and December 31, 2016; 31,520,196 and 30,353,127 shares issued and outstanding at September 30, 2017 and December 31, 2016, respectively.	315	304
Additional paid-in capital	427,416	383,268
Accumulated other comprehensive loss	(15,047)	(21,845)
Accumulated deficit	(57,469)	(60,493)
Total stockholders’ equity	355,215	301,234
Total liabilities and stockholders’ equity	$714,166	$651,200

BroadSoft, Inc.
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2017	2016	2017	2016
	(Unaudited)		(Unaudited)
Revenue:
License software	$30,587	$31,486	$94,683	$95,992
Subscription and maintenance support	43,520	36,509	127,106	106,348
Professional services and other	17,366	16,127	38,112	36,639
Total revenue	91,473	84,122	259,901	238,979
Cost of revenue:
License software	1,463	1,799	4,655	5,697
Subscription and maintenance support	15,002	11,894	42,085	34,060
Professional services and other	10,226	10,060	30,577	27,340
Total cost of revenue	26,691	23,753	77,317	67,097
Gross profit	64,782	60,369	182,584	171,882
Operating expenses:
Sales and marketing	30,519	26,112	88,296	75,386
Research and development	20,814	19,931	62,545	58,120
General and administrative	12,880	12,759	40,295	36,675
Total operating expenses	64,213	58,802	191,136	170,181
Income (loss) from operations	569	1,567	(8,552)	1,701
Other expense:
Interest expense	4,260	3,959	12,471	11,738
Interest income	(855)	(683)	(2,457)	(1,950)
Other, net	316	(207)	93	(533)
Total other expense, net	3,721	3,069	10,107	9,255
Loss before income taxes	(3,152)	(1,502)	(18,659)	(7,554)
Benefit from income taxes	(478)	(897)	(2,466)	(2,545)
Net loss	$(2,674)	$(605)	$(16,193)	$(5,009)
Net loss per common share:
Basic and diluted	$(0.09)	$(0.02)	$(0.53)	$(0.17)
Weighted average common shares outstanding:
Basic and diluted	31,175	29,878	30,807	29,491
Stock-based compensation expense included above:
Cost of revenue	$2,516	$2,225	$6,930	$6,118
Sales and marketing	6,184	4,973	15,548	13,321
Research and development	3,341	4,249	9,979	11,414
General and administrative	2,589	2,574	7,500	7,454

BroadSoft, Inc.
SUMMARY OF CONSOLIDATED CASH FLOW ACTIVITY
(Unaudited)

	Nine Months Ended September 30,
	2017	2016
	(in thousands)
Cash provided by (used in):
Operating activities	$40,724	$47,937
Investing activities	(1,151)	(124,049)
Financing activities	3,336	828

BroadSoft, Inc.
BILLINGS (REVENUE PLUS NET CHANGE IN DEFERRED REVENUE)
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2017	2016	2017	2016
	(in thousands)
Beginning of period deferred revenue balance	$99,244	$107,305	$109,189	$111,054
End of period deferred revenue balance	97,346	102,049	97,346	102,049
Decrease in deferred revenue	(1,898)	(5,256)	(11,843)	(9,005)
Revenue	91,473	84,122	259,901	238,979
Revenue plus net change in deferred revenue	$89,575	$78,866	248,058	229,974

BroadSoft, Inc.
LICENSE SOFTWARE BILLINGS
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2017	2016	2017	2016
	(in thousands)
Beginning of period deferred license software revenue balance	$9,856	$26,798	$17,662	$33,200
End of period deferred license software revenue balance	10,464	19,476	10,464	19,476
Increase (decrease) in deferred license software revenue	608	(7,322)	(7,198)	(13,724)
License software revenue	30,587	31,486	94,683	95,992
License software revenue plus net change in deferred license software revenue	$31,195	$24,164	$87,485	$82,268

BroadSoft, Inc.
SUBSCRIPTION AND MAINTENANCE SUPPORT BILLINGS
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2017	2016	2017	2016
	(in thousands)
Beginning of period deferred subscription and maintenance support revenue balance	$63,060	$60,381	$72,559	$61,399
End of period deferred subscription and maintenance support revenue balance	65,804	58,154	65,804	58,154
Increase (decrease) in deferred license software revenue	2,744	(2,227)	(6,755)	(3,245)
Subscription and maintenance support revenue	43,520	36,509	127,106	106,348
Subscription and maintenance support revenue plus net change in deferred subscription and maintenance support revenue	$46,264	$34,282	$120,351	$103,103

BroadSoft, Inc.
PROFESSIONAL SERVICES AND OTHER BILLINGS
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2017	2016	2017	2016
	(in thousands)
Beginning of period deferred professional services and other revenue balance	$26,328	$20,126	$18,968	$16,455
End of period deferred professional services and other revenue balance	21,078	24,419	21,078	24,419
Increase (decrease) in deferred license software revenue	(5,250)	4,293	2,110	7,964
Professional services and other revenue	17,366	16,127	38,112	36,639
Professional services and other revenue plus net change in deferred professional services and other revenue	$12,116	$20,420	$40,222	$44,603

BroadSoft, Inc.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2017	2016	2017	2016
	(in thousands)
Non-GAAP cost of revenue:
GAAP license cost of revenue	$1,463	$1,799	$4,655	$5,697
(percent of related revenue)	5%	6%	5%	6%
Less:
Stock-based compensation expense	105	146	312	472
Amortization of acquired intangible assets	265	334	1,034	1,003
Non-GAAP license cost of revenue	$1,093	$1,319	$3,309	$4,222
(percent of related revenue)	4%	4%	3%	4%

GAAP subscription and maintenance support cost of revenue	$15,002	$11,894	$42,085	$34,060
(percent of related revenue)	34%	33%	33%	32%
Less:
Stock-based compensation expense	1,184	952	3,136	2,438
Amortization of acquired intangible assets	1,139	1,197	3,449	3,431
Non-GAAP subscription and maintenance support cost of revenue	$12,679	$9,745	$35,500	$28,191
(percent of related revenue)	29%	27%	28%	27%

GAAP professional services and other cost of revenue	$10,226	$10,060	$30,577	$27,340
(percent of related revenue)	59%	62%	80%	75%
Less:
Stock-based compensation expense	1,227	1,127	3,482	3,208
Amortization of acquired intangible assets	175	175	525	525
Non-GAAP professional services and other cost of revenue	$8,824	$8,758	$26,570	$23,607
(percent of related revenue)	51%	54%	70%	64%

	Three Months Ended September 30,		Nine Months Ended September 30,
	2017	2016	2017	2016
	(in thousands)
Non-GAAP gross profit:
GAAP gross profit	$64,782	$60,369	$182,584	$171,882
(percent of total revenue)	71%	72%	70%	72%
Plus:
Stock-based compensation expense	2,516	2,225	6,930	6,118
Amortization of acquired intangible assets	1,579	1,706	5,008	4,959
Non-GAAP gross profit	$68,877	$64,300	$194,522	$182,959
(percent of total revenue)	75%	76%	75%	77%

GAAP license gross profit	$29,124	$29,687	$90,028	$90,295
(percent of related revenue)	95%	94%	95%	94%
Plus:
Stock-based compensation expense	105	146	312	472
Amortization of acquired intangible assets	265	334	1,034	1,003
Non-GAAP license gross profit	$29,494	$30,167	$91,374	$91,770
(percent of related revenue)	96%	96%	97%	96%

GAAP subscription and maintenance support gross profit	$28,518	$24,615	$85,021	$72,288
(percent of related revenue)	66%	67%	67%	68%
Plus:
Stock-based compensation expense	1,184	952	3,136	2,438
Amortization of acquired intangible assets	1,139	1,197	3,449	3,431
Non-GAAP subscription and maintenance support gross profit	$30,841	$26,764	$91,606	$78,157
(percent of related revenue)	71%	73%	72%	73%

GAAP professional services and other gross profit (loss)	$7,140	$6,067	$7,535	$9,299
(percent of related revenue)	41%	38%	20%	25%
Plus:
Stock-based compensation expense	1,227	1,127	3,482	3,208
Amortization of acquired intangible assets	175	175	525	525
Non-GAAP professional services and other gross profit	$8,542	$7,369	$11,542	$13,032
(percent of related revenue)	49%	46%	30%	36%

	Three Months Ended September 30,		Nine Months Ended September 30,
	2017	2016	2017	2016
	(in thousands)
Non-GAAP income from operations:
GAAP income (loss) from operations	$569	$1,567	$(8,552)	$1,701
(percent of total revenue)	1%	2%	(3)%	1%
Plus:
Stock-based compensation expense	14,630	14,021	39,957	38,307
Amortization of acquired intangible assets	1,579	1,706	5,008	4,959
Non-GAAP income from operations	$16,778	$17,294	$36,413	$44,967
(percent of total revenue)	18%	21%	14%	19%

GAAP operating expense	$64,213	$58,802	$191,136	$170,181
(percent of total revenue)	70%	70%	74%	71%
Less:
Stock-based compensation expense	12,114	11,796	33,027	32,189
Non-GAAP operating expense	$52,099	$47,006	$158,109	$137,992
(percent of total revenue)	57%	56%	61%	58%

GAAP sales and marketing expense	$30,519	$26,112	$88,296	$75,386
(percent of total revenue)	33%	31%	34%	32%
Less:
Stock-based compensation expense	6,184	4,973	15,548	13,321
Non-GAAP sales and marketing expense	$24,335	$21,139	$72,748	$62,065
(percent of total revenue)	27%	25%	28%	26%

GAAP research and development expense	$20,814	$19,931	$62,545	$58,120
(percent of total revenue)	23%	24%	24%	24%
Less:
Stock-based compensation expense	3,341	4,249	9,979	11,414
Non-GAAP research and development expense	$17,473	$15,682	$52,566	$46,706
(percent of total revenue)	19%	19%	20%	20%

GAAP general and administrative expense	$12,880	$12,759	$40,295	$36,675
(percent of total revenue)	14%	15%	16%	15%
Less:
Stock-based compensation expense	2,589	2,574	7,500	7,454
Non-GAAP general and administrative expense	$10,291	$10,185	$32,795	$29,221
(percent of total revenue)	11%	12%	13%	12%

	NEW METHOD (1)				PRIOR METHOD (1) (2)
	Three Months Ended September 30,		Nine Months Ended September 30,		Three Months Ended September 30,		Nine Months Ended September 30,
	2017	2016	2017	2016	2017	2016	2017	2016
	(in thousands)

Non-GAAP net income and income per share:
GAAP net income (loss)	$(2,674)	$(605)	$(16,193)	$(5,009)	$(2,674)	$(605)	$(16,193)	$(5,009)
(percent of total revenue)	(3)%	(1)%	(6)%	(2)%	(3)%	(1)%	(6)%	(2)%
Adjusted for:
Stock-based compensation expense	14,630	14,021	39,957	38,307	14,630	14,021	39,957	38,307
Amortization of acquired intangible assets	1,579	1,706	5,008	4,959	1,579	1,706	5,008	4,959
Non-cash interest expense on our notes	3,429	3,197	10,112	9,428	3,429	3,197	10,112	9,428
Foreign currency transaction losses (gains)	316	(207)	93	(533)	316	(207)	93	(533)
Non-GAAP tax provision	(4,847)	(5,373)	(11,959)	(14,143)	(2,049)	(1,758)	(5,022)	(4,775)
Non-GAAP net income	$12,433	$12,739	$27,018	$33,009	$15,231	$16,354	$33,955	$42,377
(percent of total revenue)	14%	15%	10%	14%	17%	19%	13%	18%

GAAP net income (loss) per basic common share	$(0.09)	$(0.02)	$(0.53)	$(0.17)	$(0.09)	$(0.02)	$(0.53)	$(0.17)
Adjusted for:
Stock-based compensation expense	0.47	0.47	1.30	1.30	0.47	0.47	1.30	1.30
Amortization of acquired intangible assets	0.05	0.06	0.16	0.17	0.05	0.06	0.16	0.17
Non-cash interest expense on our notes	0.11	0.11	0.33	0.32	0.11	0.11	0.33	0.32
Foreign currency transaction losses (gains)	0.01	(0.01)	—	(0.02)	0.01	(0.01)	—	(0.02)
Non-GAAP tax provision	(0.16)	(0.18)	(0.39)	(0.48)	(0.07)	(0.06)	(0.16)	(0.16)
Non-GAAP net income per basic common share	$0.40	$0.43	$0.88	$1.12	$0.49	$0.55	$1.10	$1.44

GAAP net income (loss) per diluted common share	$(0.09)	$(0.02)	$(0.53)	$(0.17)	$(0.09)	$(0.02)	$(0.53)	$(0.17)
Adjusted for:
Stock-based compensation expense	0.44	0.44	1.24	1.25	0.44	0.44	1.24	1.25
Amortization of acquired intangible assets	0.05	0.05	0.16	0.16	0.05	0.05	0.16	0.16
Non-cash interest expense on our notes	0.10	0.10	0.31	0.31	0.10	0.10	0.31	0.31
Foreign currency transaction losses (gains)	0.01	(0.01)	—	(0.02)	0.01	(0.01)	—	(0.02)
Non-GAAP tax provision	(0.15)	(0.17)	(0.37)	(0.46)	(0.06)	(0.06)	(0.16)	(0.16)
Non-GAAP net income per diluted common share *	$0.38	$0.40	$0.84	$1.08	$0.46	$0.52	$1.05	$1.39

* For the three and nine months ended September 30, 2017 and 2016, the non-GAAP net income per diluted common share calculation included the dilutive effect of stock-based awards and the dilutive effect of the premium feature of the convertible senior notes (which, in each case, were not reflected in the corresponding GAAP diluted share calculations, as their effect would have been anti-dilutive as a result of the net losses for these periods). Total diluted weighted average common shares outstanding used for calculating non-GAAP net income per diluted common share were 33,114 thousand and 31,584 thousand for the three months ended September 30, 2017 and 2016 and 32,284 thousand and 30,547 thousand for the nine months ended September 30, 2017 and 2016, respectively.

(1) In the third quarter of 2017, we changed our method of calculating our non-GAAP provision for income taxes in accordance with the SEC's Non-GAAP Financial Measures Compliance and Disclosure Interpretation. To assist investors to better understand the change, we are providing the calculations under our new method and the prior method. The "New Method" consists of current and deferred income tax expense commensurate with the non-GAAP measure of profitability utilizing our projected effective long-term statutory tax rate (i.e. the rate we expect to be applicable to us after we implement our planned international restructuring and without giving effect to the merger with Cisco). We currently believe this effective long-term statutory tax rate will be approximately 26% of Non-GAAP pre-tax income. The "Prior Method" consists of current and deferred income tax expense commensurate with our cash income tax rate. We believe our long-term effective GAAP tax rate will be lower than the U.S. statutory tax rate based upon the planned restructuring (and without giving effect to the merger).
(2) During the third quarter of 2017, we have updated the 2017 cash income tax rate used in the “Prior Method” from 5% to 7%. The non-GAAP tax provision using the Prior Method for the three months ended September 30, 2017 will reflect the true-up of non-GAAP tax provision for the six months ended June 30, 2017 to the 7% cash income tax rate.

The impact of the change described in (1) above on prior periods with respect to non-GAAP net income and non-GAAP diluted net income per share is as follows:

		NEW METHOD
	30-Sep	30-Jun	31-Mar	31-Dec	30-Sep	30-Jun	31-Mar
	2017	2017	2017	2016	2016	2016	2016
Non-GAAP net income and income per share:
GAAP net (loss) income	$(2,674)	$(2,983)	$(10,536)	$5,826	$(605)	$(2,895)	$(1,509)
(percent of total revenue)	(3)%	(3)%	(13)%	6%	(1)%	(4)%	(2)%
Adjusted for:
Stock-based compensation expense	14,630	12,934	12,393	13,200	14,021	13,612	10,674
Amortization of acquired intangible assets	1,579	1,727	1,702	1,649	1,706	1,693	1,560
Non-cash interest expense on our convertible notes	3,429	3,371	3,311	3,256	3,197	3,144	3,087
Foreign currency transaction losses (gains)	316	(31)	(192)	717	(207)	185	(511)
Non-GAAP tax provision	(4,847)	(5,259)	(1,853)	(3,445)	(5,373)	(4,091)	(4,679)
Non-GAAP net income	12,433	9,759	4,825	21,203	12,739	11,648	8,622
(percent of total revenue)	14%	11%	6%	21%	15%	14%	12%

GAAP net (loss) income per basic common share	$(0.09)	$(0.10)	$(0.35)	$0.19	$(0.02)	$(0.10)	$(0.05)
Adjusted for:
Stock-based compensation expense	0.47	0.42	0.41	0.44	0.47	0.46	0.37
Amortization of acquired intangible assets	0.05	0.06	0.06	0.05	0.06	0.06	0.05
Non-cash interest expense on our convertible notes	0.11	0.11	0.11	0.11	0.11	0.11	0.11
Foreign currency transaction losses (gains)	0.01	—	(0.01)	0.02	(0.01)	0.01	(0.02)
Non-GAAP tax provision	(0.16)	(0.17)	(0.06)	(0.11)	(0.18)	(0.14)	(0.16)
Non-GAAP net income per basic common share	$0.40	$0.32	$0.17	$0.70	$0.43	$0.40	$0.30

GAAP net (loss) income per diluted common share	$(0.09)	$(0.10)	$(0.35)	$0.18	$(0.02)	$(0.10)	$(0.05)
Adjusted for:
Stock-based compensation expense	0.44	0.41	0.39	0.42	0.44	0.44	0.36
Amortization of acquired intangible assets	0.05	0.05	0.05	0.05	0.05	0.06	0.05
Non-cash interest expense on our convertible notes	0.10	0.11	0.10	0.10	0.10	0.10	0.10
Foreign currency transaction losses (gains)	0.01	—	(0.01)	0.02	(0.01)	0.01	(0.02)
Non-GAAP tax provision	(0.15)	(0.17)	(0.06)	(0.11)	(0.17)	(0.13)	(0.16)
Non-GAAP net income per diluted common share	$0.38	$0.31	$0.15	$0.67	$0.40	$0.38	$0.29

		PRIOR METHOD
	30-Sep	30-Jun	31-Mar	31-Dec	30-Sep	30-Jun	31-Mar
	2017	2017	2017	2016	2016	2016	2016
Non-GAAP net income and income per share:
GAAP net (loss) income	$(2,674)	$(2,983)	$(10,536)	$5,826	$(605)	$(2,895)	$(1,509)
(percent of total revenue)	(3)%	(3)%	(13)%	6%	(1)%	(4)%	(2)%
Adjusted for:
Stock-based compensation expense	14,630	12,934	12,393	13,200	14,021	13,612	10,674
Amortization of acquired intangible assets	1,579	1,727	1,702	1,649	1,706	1,693	1,560
Non-cash interest expense on our convertible notes	3,429	3,371	3,311	3,256	3,197	3,144	3,087
Foreign currency transaction losses (gains)	316	(31)	(192)	717	(207)	185	(511)
Non-cash tax provision	(2,049)	(2,489)	(484)	4,054	(1,758)	(786)	(2,232)
Non-GAAP net income	15,231	12,529	6,194	28,702	16,354	14,953	11,069
(percent of total revenue)	17%	14%	8%	28%	19%	18%	15%

GAAP net (loss) income per basic common share	$(0.09)	$(0.10)	$(0.35)	$0.19	$(0.02)	$(0.10)	$(0.05)
Adjusted for:
Stock-based compensation expense	0.47	0.42	0.41	0.44	0.47	0.46	0.37
Amortization of acquired intangible assets	0.05	0.06	0.06	0.05	0.06	0.06	0.05
Non-cash interest expense on our convertible notes	0.11	0.11	0.11	0.11	0.11	0.11	0.11
Foreign currency transaction losses (gains)	0.01	—	(0.01)	0.02	(0.01)	0.01	(0.02)
Non-cash tax provision	(0.07)	(0.08)	(0.02)	0.13	(0.06)	(0.03)	(0.08)
Non-GAAP net income per basic common share	$0.49	$0.41	$0.20	$0.95	$0.55	$0.51	$0.38

GAAP net (loss) income per diluted common share	$(0.09)	$(0.10)	$(0.35)	$0.18	$(0.02)	$(0.10)	$(0.05)
Adjusted for:
Stock-based compensation expense	0.44	0.41	0.39	0.42	0.44	0.44	0.36
Amortization of acquired intangible assets	0.05	0.05	0.05	0.05	0.05	0.06	0.05
Non-cash interest expense on our convertible notes	0.10	0.11	0.10	0.10	0.10	0.10	0.10
Foreign currency transaction losses (gains)	0.01	—	(0.01)	0.02	(0.01)	0.01	(0.02)
Non-cash tax provision	(0.06)	(0.08)	(0.02)	0.13	(0.06)	(0.03)	(0.07)
Non-GAAP net income per diluted common share	$0.46	$0.40	$0.19	$0.91	$0.52	$0.49	$0.37